Inventories (Notes)	12 Months Ended
Dec. 31, 2014
Inventory, Net [Abstract]
Inventories
Inventories
Inventories consist of the following:

	December 31,
(In thousands)	2014	2013
Finished goods	$65,084	$69,450
Growing crops	75,412	74,985
Raw materials, supplies and other	56,811	66,129
	$197,307	$210,564

The carrying value of inventories valued by the LIFO method was approximately $98 million and $105 million at December 31, 2014 and 2013, respectively. At current costs, these inventories would have been approximately $44 million and $43 million higher than the LIFO values at December 31, 2014 and 2013, respectively. The company had $11 million of LIFO liquidations in 2014. There were no significant LIFO liquidations in 2013.